Exhibit 99.1

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
Calendar Period Presentation
(Amounts in thousands)

	2001				2002				2003
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	$10,550	$9,963	$14,217	$19,471	$8,691	$15,769	$18,887	$15,270	$19,543	$27,204
Accounts receivable	98,808	99,197	114,941	111,338	116,425	119,403	126,475	117,984	117,427	114,418
Inventories	87,093	85,968	98,914	88,759	89,192	89,260	94,876	92,681	99,714	96,481
Other current assets	7,087	9,819	12,559	23,046	23,517	26,969	22,094	19,608	18,377	19,159
Assets held for sale	18,425	15,923	12,995	5,668	5,777	4,513	4,203	5,113	4,253	5,431

Total current assets	221,963	220,870	253,626	248,282	243,602	255,914	266,535	250,656	259,314	262,693

PROPERTY, PLANT AND EQUIPMENT, NET	46,976	45,953	50,049	50,680	48,745	48,376	51,060	50,410	50,706	50,684

OTHER ASSETS:

Goodwill, net	308,078	308,241	445,415	387,819	387,902	403,206	450,669	464,664	468,831	481,838
Other intangible assets, net	4,444	4,406	5,481	31,304	30,655	30,838	30,850	37,253	37,175	37,995
Other assets	5,938	5,882	6,356	15,121	18,473	15,331	17,434	18,822	20,562	21,163

Total other assets	318,460	318,529	457,252	434,244	437,030	449,375	498,953	520,739	526,568	540,996

TOTAL ASSETS	$587,399	$585,352	$760,927	$733,206	$729,377	$753,665	$816,548	$821,805	$836,588	$854,373

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable	$24,176	$18,445	$25,592	$23,836	$27,124	$26,684	$29,274	$28,380	$33,558	$32,332
Accrued liabilities	41,916	43,640	55,233	51,103	47,389	48,700	56,378	58,177	49,768	51,311
Liabilities related to assets held for sale	3,803	4,422	3,294	2,349	2,424	1,830	1,575	2,477	1,818	2,334
Income taxes payable	8,228	5,477	8,470	7,707	12,895	9,959	5,218	7,563	10,490	10,958
Current portion of long-term debt	6,385	6,317	6,105	2,214	12,971	15,557	20,488	20,917	11,691	5,346

Total current liabilities	84,508	78,301	98,694	87,209	102,803	102,730	112,933	117,514	107,325	102,281

NONCURRENT LIABILITIES:

Long-term debt	202,113	198,645	338,237	331,783	297,617	292,668	332,828	308,684	316,804	311,787
Other liabilities	7,950	8,008	9,141	11,277	10,509	10,680	10,312	11,879	12,471	13,205

Total liabilities	294,571	284,954	446,072	430,269	410,929	406,078	456,073	438,077	436,600	427,273

STOCKHOLDERS' EQUITY:

Common stock	319	320	321	323	324	325	326	326	327	328
Additional paid-in capital	77,440	79,265	79,603	82,853	86,064	87,922	88,154	89,264	90,498	91,954
Retained earnings	247,631	254,513	264,762	254,669	268,745	278,911	291,553	305,848	315,898	325,817
Accumulated other comprehensive earnings	(7,622)	(8,804)	(4,963)	(10,291)	(12,116)	4,950	4,914	12,692	17,620	33,294
Treasury stock	(24,940)	(24,896)	(24,868)	(24,617)	(24,569)	(24,521)	(24,472)	(24,402)	(24,355)	(24,293)

Total stockholders' equity	292,828	300,398	314,855	302,937	318,448	347,587	360,475	383,728	399,988	427,100

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$587,399	$585,352	$760,927	$733,206	$729,377	$753,665	$816,548	$821,805	$836,588	$854,373

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
Calendar Period Presentation
 (Amounts in thousands, except per share data)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2
Net sales	$151,000	$ 127,856	$ 138,811	$ 160,720	$ 578,387	$ 150,276	$ 145,814	$ 159,285	$ 159,068	$ 614,443	$ 149,443	$ 166,055
Cost of sales	67,815	60,461	63,931	71,122	263,329	70,331	66,164	73,953	74,012	284,460	70,752	80,858

Gross profit	83,185	67,395	74,880	89,598	315,058	79,945	79,650	85,332	85,056	329,983	78,691	85,197
Selling, general and administrative expenses	49,912	49,647	51,381	59,278	210,218	52,513	53,355	57,917	56,602	220,387	55,410	62,203

Income from operations	33,273	17,748	23,499	30,320	104,840	27,432	26,295	27,415	28,454	109,596	23,281	22,994
Interest expense	3,884	3,341	4,170	4,821	16,216	4,850	4,171	4,682	4,561	18,264	4,253	4,382
Euro debt currency exchange loss							4,093			4,093
Other income/(expense)	631	637	566	3,018	4,852	1,586	521	(312)	798	2,593	(30)	74

Earnings from continuing operations before income
taxes and change in accounting principle	30,020	15,044	19,895	28,517	93,476	24,168	18,552	22,421	24,691	89,832	18,998	18,686
Income taxes	10,508	5,268	6,966	9,985	32,727	7,493	5,752	6,951	7,655	27,851	5,701	5,604

Earnings from continuing operations before
change in accounting principle	19,512	9,776	12,929	18,532	60,749	16,675	12,800	15,470	17,036	61,981	13,297	13,082
(Loss)/income from discontinued operations,
net of tax	228	(591)	(366)	(340)	(1,069)	(31)	(57)	(242)	(155)	(485)	(500)	(410)

Earnings before change in accounting principle	19,740	9,185	12,563	18,192	59,680	16,644	12,743	15,228	16,881	61,496	12,797	12,672
Goodwill impairment, net of taxes of $11,130				25,970	25,970

Net earnings	$ 19,740	$ 9,185	$ 12,563	$ (7,778)	$ 33,710	$ 16,644	$ 12,743	$ 15,228	$ 16,881	$ 61,496	$ 12,797	$ 12,672

Earnings per share:
Basic:
Earnings from continuing operations before
change in accounting principle	$ 0.64	$ 0.32	$ 0.42	$ 0.60	$ 1.97	$ 0.53	$ 0.41	$ 0.49	$ 0.54	$ 1.98	$ 0.42	$ 0.42
Income/(Loss) from discontinued operations	$ 0.01	($ 0.02)	($ 0.01)	($ 0.01)	($ 0.03)	($ 0.00)	($ 0.00)	($ 0.01)	($ 0.00)	($ 0.02)	($ 0.02)	($ 0.01)
Goodwill adjustment effective November 1, 2001				( $0.84)	($ 0.84)

Net Earnings	$ 0.64	$ 0.30	$ 0.41	($ 0.25)	$ 1.09	$ 0.53	$ 0.41	$ 0.49	$ 0.54	$ 1.97	$ 0.41	$ 0.40

Diluted:
Earnings from continuing operations before
change in accounting principle	$ 0.62	$ 0.31	$ 0.41	$ 0.59	$ 1.92	$ 0.52	$ 0.40	$ 0.49	$ 0.54	$ 1.95	$ 0.42	$ 0.41
Income/(Loss) from discontinued operations	$ 0.01	($ 0.02)	($ 0.01)	($ 0.01)	($ 0.03)	($ 0.00)	($ 0.00)	($ 0.01)	($ 0.00)	($ 0.02)	($ 0.02)	($ 0.01)
Goodwill adjustment effective November 1, 2001				($ 0.82)	($ 0.82)

Net Earnings	$ 0.63	$ 0.29	$ 0.40	($ 0.25)	$ 1.07	$ 0.52	$ 0.40	$ 0.48	$ 0.53	$ 1.93	$ 0.40	$ 0.40

Weighted average common and common
equivalent shares outstanding:
Basic	30,668	30,811	30,859	30,902	30,811	31,173	31,274	31,323	31,355	31,282	31,402	31,471
Diluted	31,407	31,607	31,579	31,667	31,565	32,007	31,906	31,686	31,816	31,844	31,715	31,780

Roper Industries, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
Calendar Period Presentation
 (Amounts in thousands)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2
Net sales:
Instrumentation	31,380	26,204	31,689	47,105	136,378	43,003	41,425	44,269	44,593	173,290	42,522	43,316
Industrial Technology	42,819	43,739	42,461	38,407	167,426	40,585	40,399	45,136	38,173	164,293	40,166	43,437
Energy Systems & Controls	36,432	18,525	21,069	35,701	111,727	29,159	29,143	33,367	37,052	128,721	27,755	35,884
Scientific & Industrial Imaging	40,369	39,388	43,592	39,507	162,856	37,529	34,847	36,513	39,250	148,139	39,000	43,418

Total	151,000	127,856	138,811	160,720	578,387	150,276	145,814	159,285	159,068	614,443	149,443	166,055

Gross profit:
Instrumentation	18,290	15,267	18,805	29,345	81,707	24,725	23,407	25,787	26,507	100,426	24,903	25,004
Industrial Technology	19,788	20,673	19,807	17,901	78,169	18,330	18,802	21,163	17,438	75,733	18,589	20,061
Energy Systems & Controls	23,218	11,324	12,732	22,341	69,615	17,414	19,322	19,285	20,381	76,402	14,727	17,473
Scientific & Industrial Imaging	21,889	20,131	23,536	20,011	85,567	19,476	18,119	19,097	20,730	77,422	20,472	22,659

Total	83,185	67,395	74,880	89,598	315,058	79,945	79,650	85,332	85,056	329,983	78,691	85,197

Operating profit:
Instrumentation	6,602	3,265	5,597	9,447	24,911	7,731	6,451	7,714	8,574	30,470	7,608	5,234
Industrial Technology	9,430	9,982	9,002	7,774	36,188	9,184	9,168	10,935	8,174	37,461	8,789	9,403
Energy Systems & Controls	11,683	766	3,391	11,767	27,607	6,382	8,670	7,099	9,013	31,164	3,560	5,395
Scientific & Industrial Imaging	8,004	6,307	7,949	4,536	26,796	7,239	4,220	4,561	7,114	23,134	6,321	6,378

Total	35,719	20,320	25,939	33,524	115,502	30,536	28,509	30,309	32,875	122,229	26,278	26,410

Net Orders:
Instrumentation	29,342	23,771	24,657	49,526	127,296	40,108	39,257	44,260	45,914	169,539	39,928	41,858
Industrial Technology	45,477	42,668	42,521	41,711	172,377	42,399	40,995	37,434	37,011	157,839	43,066	44,511
Energy Systems & Controls	13,203	21,267	41,260	22,224	97,954	26,022	37,488	38,286	28,672	130,468	22,822	45,013
Scientific & Industrial Imaging	47,317	35,139	35,595	38,037	156,088	37,015	37,188	37,646	43,909	155,758	37,759	35,211

Total	135,339	122,845	144,033	151,498	553,715	145,544	154,928	157,626	155,506	613,604	143,575	166,593

Roper Industries, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
Calendar Period Presentation
 (Amounts in thousands)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2
Net earnings	$ 19,740	$ 9,185	$ 12,563	$(7,778)	$ 33,710	$ 16,644	$ 12,743	$ 15,228	$ 16,881	$ 61,496	$ 12,797	$ 12,672
Depreciation	2,353	2,698	2,638	3,486	11,175	2,176	2,811	3,363	2,663	11,013	2,762	3,032
Amortization	3,987	3,999	4,148	3,003	15,137	701	857	958	998	3,514	1,119	1,176
Goodwill transitional impairment, net of tax	0	0	0	25,970	25,970	0	0	0	0	0	0	0
Other, net	(1,639)	(4,832)	12,964	(418)	6,075	(5,808)	(760)	16,578	7,094	17,104	(5,059)	8,009

Cash provided by operating activities	24,441	11,050	32,313	24,263	92,067	13,713	15,651	36,127	27,636	93,127	11,619	24,889

Business acquisitions, net of cash acquired	(994)	(7,027)	(159,933)	(8,868)	(176,822)	(1,107)	(294)	(69,051)	(5,654)	(76,106)	(100)	35
Capital expenditures	(1,486)	(1,877)	(2,146)	(3,439)	(8,948)	(1,354)	(1,302)	(1,846)	(1,878)	(6,380)	(2,746)	(2,090)
Other, net	(105)	530	596	(636)	385	699	(196)	(5,312)	3,012	(1,797)	(755)	(761)

Cash used by investing activities	(2,585)	(8,374)	(161,483)	(12,943)	(185,385)	(1,762)	(1,792)	(76,209)	(4,520)	(84,283)	(3,601)	(2,816)

Debt borrowings (payments), net	(20,689)	(2,666)	134,621	(5,820)	105,446	(22,915)	(7,677)	45,328	(25,739)	(11,003)	(2,786)	(14,486)
Dividends	(2,297)	(2,306)	(2,314)	(2,315)	(9,232)	(2,568)	(2,578)	(2,584)	(2,587)	(10,317)	(2,747)	(2,753)
Other, net	2,197	1,870	367	2,739	7,173	2,943	1,978	563	914	6,398	1,204	1,371

Cash used by financing activities	(20,789)	(3,102)	132,674	(5,396)	103,387	(22,540)	(8,277)	43,307	(27,412)	(14,922)	(4,329)	(15,868)

Effect of exchange rate changes on cash	(432)	(161)	750	(670)	(513)	(191)	1,496	(107)	679	1,877	584	1,456

Net increase in cash and equivalents	635	(587)	4,254	5,254	9,556	(10,780)	7,078	3,118	(3,617)	(4,201)	4,273	7,661
Cash and equivalents, beginning of period	9,915	10,550	9,963	14,217	9,915	19,471	8,691	15,769	18,887	19,471	15,270	19,543

Cash and equivalents, end of period	$ 10,550	$ 9,963	$ 14,217	$ 19,471	$ 19,471	$ 8,691	$ 15,769	$ 18,887	$ 15,270	$ 15,270	$ 19,543	$ 27,204

Roper Industries, Inc. and Subsidiaries
Supplemental Financial Data (unaudited)
Calendar Period Presentation
 (Amounts in thousands)

	2001					2002					2003
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year	Q1	Q2
Gazprom net sales	$23,151	$5,586	$9,318	$18,808	$56,863	$18,579	$9,683	$15,262	$8,683	$52,207	$1,386	$8,682
Restructuring costs		$ 509			$ 509						$ 908	$3,249